August 28, 1997

Alabama Synfuel #1, Ltd.
c/o Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

         Re:  Letter Amendment

Gentlemen:

         Reference is made to the Alabama Project Purchase Agreement, dated as of March 20, 1997, by and among Alabama Synfuel #1 Ltd. and Covol Technologies, Inc., as sellers and Birmingham Syn Fuel, LLC, as buyer, as amended by letter agreements dated as of June 27, July 7, and August 28, 1997, respectively, as the same may be further amended, supplemented or otherwise modified from time to time (the "Purchase Agreement"). Capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement.

         The parties hereto hereby amend the Purchase Agreement by:

         a. Inserting the language "and each other Transaction Document" immediately following the word "Agreement" in the third line of Section 7.1(c) thereof;

         b. Deleting the following language in clause (i) of Section 8.1 thereof "satisfaction or waiver of the condition set forth in
                  Section 7.1(i) hereto", and inserting in its place the following language "'Date of Substantial Completion' as defined in the Construction Contract"; and

         c.       Deleting Sections 8.2(d) and (e) thereof in their entirety.

         This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same letter agreement.

                                      COVOL TECHNOLOGIES, INC.

                                      By:/s/ Stanley M. Kimball
                                         -----------------------
                                      Name: Stanley M. Kimball
                                      Title: CEO


                                      ALABAMA SYN FUEL #1 LTD.

                                      By:/s/ Stanley M. Kimball
                                         ---------------------------------
                                      Name: Stanley M. Kimball
                                      Title: CEO of Covol, General Partner


                                      BIRMINGHAM SYN FUEL, L.L.C.

                                      By: /s/ Reynold Roeder
                                         ---------------------
                                      Name: Reynold Roeder
                                      Title: Vice President

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